Exhibit 24

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Marc W. Eller

Marc W. Eller

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Robert Ronstadt

Dr. Robert Ronstadt

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Bradford S. Lamb

Bradford S. Lamb

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Eddie Lee

Eddie Lee

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 20076.

/s/ Ronald J. Berman

Ronald J. Berman

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Charles G. Bailey

Charles G. Bailey

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-K

The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-K, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2007.

/s/ Zvi Yaniv

Dr. Zvi Yaniv